UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: October 27, 2005

 (DATE OF EARLIEST EVENT REPORTED: October 26, 2005)

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 Louisiana, Suite 3300, Houston, TX 77002

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 821-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

A press release issued by Enbridge Energy Partners, L.P. (the “Partnership”) on October 26, 2005 regarding financial results for the quarter ended September 30, 2005 is attached hereto as Exhibit 99.1.  The first paragraph, the second paragraph and the table captioned “Comparative Earnings Statement,” and the information included in the paragraphs and tables under the heading “Non-GAAP Reconciliations” are incorporated herein by reference.  As noted in the press release, a copy of the Partnership’s consolidated unaudited quarterly financial statements is available at the Partnership’s website at www.enbridgepartners.com.  Those financial statements are attached as Exhibit 99.2 and are incorporated herein by reference.  None of the information incorporated by reference herein is deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01.   Financial Statements and Exhibits

(c) EXHIBITS

Description

99.1	Press release of Enbridge Energy Partners, L.P., dated October 26, 2005, reporting financial results for the quarter ended September 30, 2005.
99.2	Consolidated financial statements of Enbridge Energy Partners, L.P. for the quarter ended September 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
(Registrant)

By: Enbridge Energy Management, L.L.C.
as delegate of Enbridge Energy Company, Inc., its General Partner
By:	/s/ JODY L. BALKO
Jody L. Balko
Controller
(Duly Authorized Officer)

Date: October 27, 2005